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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 24, 2003

LODGENET ENTERTAINMENT CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 PowerPoint Slides

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release issued September 24, 2003 (furnished)

99.2 PowerPoint Slides (furnished)

Item 9. Regulation FD Disclosure.

LodgeNet today reaffirmed its third quarter 2003 revenue, operating income and earnings per share guidance during a presentation at the Jefferies & Company High Yield Communications and Media Conference in New York City. A copy of an associated press release containing such reaffirmed guidance is furnished as Exhibit 99.1.

The PowerPoint slide presentation used during LodgeNet’s presentation at the Jefferies & Company Conference is furnished as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: September 24, 2003	By Its	/s/ Scott C. Petersen Scott C. Petersen President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued September 24, 2003 (furnished)

99.2	PowerPoint Slides (furnished)